100 A CENTURY OF SERVICE
1906 | 2006

CBRE
CB RICHARD ELLIS

Business Review Day Brokerage May 17, 2006 Chris Ludeman President, U.S. Brokerage Exhibit 99.11

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 1 CB Richard Ellis | Page 1
2005 Brokerage % of Americas Revenue
5%
13%
30%
46%
Advisory
Outsourcing
6%
Canada &
Latin America
Valuation
Capital Markets
US Brokerage
$935m
Outsourcing

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 2 CB Richard Ellis | Page 2
Brokerage Overview
CB Richard Ellis has the #1 Market Position
Approximately 2,200 producers at year-end 2005
Provides Leasing and Sales expertise to occupiers,
property owners & investors
Encompasses Office, Industrial, and Retail Practices
Completed 24,700 Americas leases in 2005
(8.8% growth)
Completed 6,200 Americas sales in 2005 (6.9% growth)
Achieved 39% growth in Americas transaction value
in 2005

100 A CENTURY OF SERVICE
1906 | 2006

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 3 CB Richard Ellis | Page 3
Key Business Drivers
Favorable economic & business conditions
• Solid employment growth
• Business expansion
Improving market conditions
• Higher absorption
• Rent appreciation in all property types
• Increasing land prices
• Limited new construction
• Fading space overhang
CBRE brand recognition and market force

100 A CENTURY OF SERVICE 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 4 CB Richard Ellis | Page 4
2006 Strategic Initiatives
Enhance technology tools to drive productivity
gains
Drive managed brokerage
Promote cross-border business relationship transfer
creating greater ‘client share’
Increase service integration client solutions
Further develop occupier practice
Build vertical practice groups
Support performance management
Institutionalize recruitment process and practices

100 A Century of Service 1906 | 2006
CBRE CB Richard Ellis

CB Richard Ellis | Page 5 CB Richard Ellis | Page 5
Recent Accomplishments
Chicago – CDW 252,000 sq. ft.
San Francisco – Barclays Global 321,000 sq. ft. build-to-suit
Ontario, CA – Target 675,000 sq. ft. industrial
Houston – Occidental Petroleum 380,000 sq. ft.
Philadelphia – GMAC 450,000 sq. ft.
Baltimore – Pier 1 634,000 sq. ft. industrial
New York – Viacom 305,000 sq. ft.
New Jersey – Canon USA 300,000 sq. ft.
Atlanta – Pepsico 911,000 sq. ft. industrial

100 A Century of Service 1906 | 2006

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 6 CB Richard Ellis | Page 6
Case Study –
TRAC
Conceived by senior professionals to enhance
collaboration, best practices and producer
productivity
Supports superior, consistent customer
experiences across all regions
Best-in-class content contributed by senior
professionals
Elevates business practices across the enterprise
Real-time pursuit tracking and pipeline
management
Portal accessible via internet and company intranet
Dedicated personnel continually enhance system

100 A CENTURY OF SERVICE 1906 | 2006

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 7 CB Richard Ellis | Page 7
Case Study – Managed Brokerage
150,000 sq. ft. Dallas law firm representation
Staubach, Trammell Crow and local competitors
Market manager re-directed team configuration
Local CBRE professional with relationship
Local CBRE occupier professional
National law firm practice group
Washington DC project management with law firm
differentiation
Assignment captured

100 A Century of Service 1906 | 2006
CB RICHARD ELLIS

CB Richard Ellis | Page 8 CB Richard Ellis | Page 8
Case Study – Cross Border Business
Barclay’s Global
New York City relationship management
San Francisco 321,000 sq. ft. build-to-suit
Tokyo 80,000 sq. ft.
London 80,000 sq. ft. data center
Dubai
Other on-going projects

100 A Century of Service 1906 | 2006
CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 9 CB Richard Ellis | Page 9
Case Study – Integrated Selling
Fortune 100 corporate client disposition
300+ acre metropolitan/Top 10 market in-fill site
Corporate decision between self-execution and
third-party
CBRE’s differentiated and integrated platform won
the engagement
Total projected consideration of approximately $350
million
Total projected CBRE fees of approximately $7
million

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 10 CB Richard Ellis | Page 10
Case Study –
Integrated Selling continued
PROJECT SUPPORT PROJECT SUPPORT
CAPITAL MARKETS & CLIENT INTERFACE
CORPORATE LEADERSHIP
MULTI-FAMILY OFFICE R&D / INDUSTRIAL
REGIONAL LEADERSHIP
HOTEL
RETAIL
POSITIONING/BRANDING DEBT CAPITAL SOURCING MARKET RESEARCH FINANCIAL MODELING
STRATEGIC ADVISOR
Executive Vice President
EXECUTION OVERSIGHT
Senior Vice President
President
U.S. Brokerage
Project Manager
Executive Vice President
Pacific Retail Partners
Managing Director
Marketing
Senior Vice President
Senior Vice President
Senior Vice President
Senior Vice President
Director
CBRE| Melody
Senior Research Coordinator
CBRE Research
Managing Director
Financial Consulting
Group
Senior Managing Director
CBRE Hotels
Senior Vice President
CBRE Hotels
Marketing Assistant
Senior Managing Director

100 A Century of Service 1906 | 2006

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 11 CB Richard Ellis | Page 11 Broker Retention & Productivity High retention rate Growing professional productivity Focused recruitment – right people, right places

100 A Century of Service 1906 | 2006

CBRE CB RICHARD ELLIS

CB Richard Ellis | Page 12 CB Richard Ellis | Page 12
Professional Development
Link training to corporate objectives
Build on success of ‘University’
Standardize and institutionalize curriculum and
programs
Field and specialized training
Develop ‘high touch’ career development
opportunities
Mentoring, coaching and training
Emerging leaders program